                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 19, 2004



                                   EMTEC, INC.
               (Exact name of Registrant as specified in Charter)


         Delaware                               2-54020                           87-0273300
(State or other jurisdiction of             (Commission File No.)               (IRS Employer
         incorporation                                                           Identification
                                                                                 Number)

817 East Gate Drive, Mount Laurel, New Jersey                                        08054
(Address of principal executive offices)                                           (Zip Code)


Registrant's telephone number, including area code: (856) 235-2121





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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 17, 2004, Emtec, Inc. issued a press release announcing its financial results for the 3rd quarter ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 19, 2004


                                     EMTEC, INC.
                                     (Registrant)


                                     By:   /s/John Howlett
                                           -----------------------------
                                            John Howlett
                                            Chairman and Chief Executive Officer